SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 1998 (regarding a Feb. 27, 1998 occurrence)

                           CONCORD ENERGY INCORPORATED
               (Exact name of Registrant as specified in charter)

          Delaware                  2-6806-NY                 22-2670198
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)

            1515 Simmons Street, Jourdanton, Texas        78026
            (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code (830) 769-3955

________________________________________________________________________________
          (Former name or former address if changed since last report)

Item 5.  Other Events.

      On February 27, 1998 the Company successfully executed a Direction, Instruction and Consent to Forebearance by Trustee, by which $2,920,000 of debt which was due February 27, 1998, is now payable on or before February 27, 1999. The Company will continue its efforts to secure long-term financing to replace these notes.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

      (99) Direction, Instruction and Consent to Forebearance by Trustee.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Concord Energy Incorporated

                                       (Registrant)

Dated:  March 3, 1998                  By:/S/ Deral Knight
                                          -------------------------------------
                                          Deral Knight,
                                          President, Chief Executive Officer
                                          and Chairman of the Board of Directors


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